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                                  EXHIBIT 10.36

AMENDMENT NO. THIS AMENDMENT NO. 3 (this "Amendment") dated as of January 25, 2000, to the Credit Agreement referenced below, is by and among RAILWORKS CORPORATION, a Delaware corporation (the "Domestic Borrower"), the Subsidiaries of the Borrower identified herein, the Lenders identified herein, BANK OF AMERICA CANADA, as Canadian Administrative Agent, and BANK OF AMERICA, N.A., as Domestic Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $105 million credit facility has been extended to the Domestic Borrower and certain of its Subsidiaries pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among the Domestic Borrower, certain of its Subsidiaries as Canadian Borrowers, certain of its Subsidiaries as Guarantors, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent;

         WHEREAS, the Domestic Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the requested modifications require the consent of the Required Lenders;

         WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       The Credit Agreement is amended in the following respects:

         1.1 Clause (xvi) of the definition of "Permitted Liens" is hereby amended to read as follows:

                         (xvi) Liens on real and personal property of the
                  Canadian Subsidiaries in favor of one or more Canadian lenders securing the Indebtedness described under Section 8.1(j); and

         1.2 Clause (j) of Section 8.1 is hereby amended to read as follows:

                         (j) Indebtedness of Canadian Subsidiaries of up to
                  US$10 million in the aggregate owing under a Canadian working capital credit facility extended by one or more Canadian lenders, secured by real and personal property of the Canadian Subsidiaries, guaranteed by the Domestic Borrower and the Canadian Subsidiaries (but not the Domestic Subsidiaries), and extensions and renewals thereof;

         2. By execution of this Amendment, the Required Lenders authorize and direct the Collateral Agent, on behalf of the Lenders, to enter into a Priority Agreement between the Collateral Agent, Royal Bank of Canada and certain of the Canadian Guarantors, substantially in the form of Exhibit A hereto.


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                                                                   Page 33 of 95

         3. This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Credit Parties and the Required Lenders.

         4. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

         5. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         6. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         7. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         8. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         10. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

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                                                                   Page 34 of 95

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 3 to be duly executed and delivered as of the date first above written.

DOMESTIC
BORROWER:                           RAILWORKS CORPORATION,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

CANADIAN
BORROWERS:                          GANTREX RW COMPANY,
                                    a Nova Scotia unlimited liability company

                                    By:
                                       -----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

                                    RAILWORKS CANADA COMPANY,
                                    a Nova Scotia unlimited liability company

                                    By:
                                       -----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

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                                                                   Page 35 of 95

DOMESTIC
GUARANTORS:                         ALPHA-KEYSTONE ENGINEERING, INC.,
                                    a Pennsylvania corporation
                                    ANNEX RAILROAD BUILDERS, INC.,
                                    an Indiana corporation
                                    ARMCORE ACQUISITION CORP.,
                                    a Delaware corporation
                                    ARMCORE RAILROAD CONTRACTORS, INC.,
                                    an Illinois corporation
                                    BIRMINGHAM WOOD, INC.,
                                    an Alabama corporation
                                    COMSTOCK HOLDINGS INC.,
                                    a Delaware corporation
                                    COMTRAK CONSTRUCTION, INC.,
                                    a Georgia corporation
                                    CONDON BROTHERS, INC.,
                                    a Washington corporation
                                    CPI CONCRETE PRODUCTS INCORPORATED,
                                    a Tennessee corporation
                                    EARL CAMPBELL CONSTRUCTION COMPANY, INC., a Texas corporation
                                    FCM RAIL, LTD., a Michigan corporation
                                    F&V METRO CONTRACTING CORP.,
                                    a New York corporation
                                    GANTREX CORPORATION,
                                    a Pennsylvania corporation
                                    H.P. MCGINLEY INC.,
                                    a Pennsylvania corporation
                                    IMPULSE ENTERPRISES OF NEW YORK, INC.,
                                    a New York corporation
                                    KENNEDY RAILROAD BUILDERS, INC.,
                                    a Pennsylvania corporation
                                    M-TRACK ENTERPRISES, INC.,
                                    a New York corporation
                                    MCCORD TREATED WOOD, INC.,
                                    an Alabama corporation
                                    MERIT RAILROAD CONTRACTORS, INC.,
                                    a Missouri corporation

                                    By:
                                       -----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President of each
                                            of the foregoing Domestic Guarantors

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                             MIDWEST CONSTRUCTION SERVICES, INC.,
                             an Indiana corporation
                             MIDWEST RAILROAD CONSTRUCTION & MAINTENANCE
                             CORPORATION OF WYOMING, a Wyoming corporation MIDWEST RW, INC., a Delaware corporation
                             MINNESOTA RAILROAD SERVICE, INC.,
                             a Tennessee corporation
                             NEOSHO ASIA, INC.,
                             a Kansas corporation
                             NEOSHO CENTRAL AMERICA, INC.,
                             a Kansas corporation
                             NEOSHO CONSTRUCTION COMPANY, INCORPORATED, a Kansas corporation
                             NEOSHO CONTRACTORS, INC.,
                             a Wyoming corporation
                             NEOSHO INCORPORATED,
                             a Kansas corporation
                             NEOSHO INTERNATIONAL, INC.,
                             a Kansas corporation
                             NEW ENGLAND RAILROAD CONSTRUCTION CO., INC., a Connecticut corporation
                             NORTHERN RAIL SERVICE AND SUPPLY COMPANY, INC., a Michigan corporation
                             NEOSHO RAILWAY SHOPS, INC.,
                             a Kansas corporation
                             R.& M. B. RAIL CO., INC.,
                             an Indiana corporation
                             RAILCORP, INC.,
                             an Ohio corporation
                             RAILROAD RESOURCES, INC.,
                             a Missouri corporation
                             RAILROAD SERVICE, INC.,
                             a Nevada corporation
                             RAILROAD SPECIALTIES, INC.,
                             an Indiana corporation
                             SOUTHERN INDIANA WOOD PRESERVING CO., INC., an Indiana corporation

                             By:
                                -----------------------------------------------
                             Name:   Michael R. Azarela
                             Title:  Executive Vice President of each
                                     of the foregoing Domestic Guarantors

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                                   U.S. RAILWAY SUPPLY, INC.,
                                   an Indiana corporation
                                   U.S. TRACKWORKS, INC.,
                                   a Michigan corporation
                                   V&R ELECTRICAL CONTRACTORS, INC.,
                                   a New York corporation
                                   WM. A. SMITH CONSTRUCTION CO., INC.,
                                   a Texas corporation
                                   WM. A. SMITH RERAILING SERVICES, INC.,
                                   a Texas corporation

                                   By:
                                      -----------------------------------------
                                   Name:   Michael R. Azarela
                                   Title:  Executive Vice President of each
                                           of the foregoing Domestic Guarantors

                                   L.K. COMSTOCK & COMPANY, INC.,
                                   a New York corporation

                                   By:
                                      -----------------------------------------
                                   Name:   C. William Moore
                                   Title:  Chief Executive Officer and President

                                   F&V METRO RW, INC.,
                                   a Delaware corporation

                                   By:
                                      -----------------------------------------
                                   Name:   John P. Nuzzo
                                   Title:  Assistant Secretary

                                   GANTREX RW, INC.,
                                   a Delaware corporation
                                   GANTREX SYSTEMS, INC.,
                                   a Delaware corporation
                                   RAILWORKS CANADA, INC.
                                   a Delaware corporation

                                   By:
                                      -----------------------------------------
                                   Name:    John P. Nuzzo
                                   Title:  Secretary of each of the foregoing
                                           Domestic Guarantors

                                   By:
                                      -----------------------------------------
                                   Name:   Michael R. Azarela
                                   Title:  Executive Vice President of each
                                           of the foregoing Domestic Guarantors


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CANADIAN
GUARANTORS:                         GANTREX GROUP, LTD.,
                                    an Ontario corporation
                                    GANTREX HOLDINGS-CANADA, INC.,
                                    a Nova Scotia corporation
                                    GANTREX LIMITED,
                                    an Ontario corporation
                                    GANTREX SYSTEMS LIMITED,
                                    an Ontario corporation
                                    PACIFIC NORTHERN RAIL CONTRACTORS CORP., a British Columbia company
                                    PACIFIC NORTHERN RAIL HOLDINGS LTD.,
                                    a British Columbia company
                                    PACIFIC NORTHERN RAIL RW, INCORPORATED,
                                    a Nova Scotia corporation
                                    PNR LEASING LTD.,
                                    a British Columbia company
                                    PNR INVESTMENTS LTD.,
                                    a British Columbia company

                                    By:
                                       -----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President of each
                                            of the foregoing Canadian Guarantors

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LENDERS:                  BANK OF AMERICA, N.A.,
                          individually in its capacity as a Lender and in its capacity as Domestic Administrative Agent

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:

                          BANK OF AMERICA CANADA,
                          individually in its capacity as a Lender and in its capacity as Canadian Administrative Agent

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:

                          FIRST UNION NATIONAL BANK

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:

                          SUMMIT BANK

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:

                          FLEET BANK, N.A.

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:

                          KEYBANK NATIONAL ASSOCIATION

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:

                          BANK ONE OF MICHIGAN

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:


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                                    M&T BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    CONGRESS FINANCIAL CORPORATION [CANADA]

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:




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